UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WETF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On June 9, 2020, WisdomTree Investments, Inc. (the “Company”) issued a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein, announcing the Company’s intention to offer, subject to market conditions and other factors, $150.0 million aggregate principal amount of its convertible senior notes due 2023 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchaser of the notes an option to purchase, for settlement during a period of 13 days from, and including, the date the notes are first issued, up to an additional $22.5 million aggregate principal amount of the notes.

The Company intends to use the net proceeds from the offering to fully repay its existing senior secured credit facility and repurchase shares of its common stock as follows:

•	approximately $120.5 million of the net proceeds from the offering and cash on hand and, to the extent the initial purchaser exercises its option to purchase additional notes to close concurrently with the closing of the base offering of $150.0 million aggregate principal amount of notes, the net proceeds from the sale of such additional notes, to repay amounts outstanding under, and terminate, the Company’s senior secured credit facility, and

•	approximately $25.0 million of the net proceeds from the offering to repurchase shares of its common stock from certain purchasers of the notes in privately negotiated transactions effected through the initial purchaser, as its agent, concurrently with the settlement of the offering. The price per share of the Company’s common stock repurchased in such transactions is expected to equal the last reported price per share of its common stock as of the date of the pricing of the notes. These repurchase transactions could have the effect of increasing, or limiting a decline in, the market price of the Company’s common stock concurrently with or following the pricing of the notes, and could result in a higher effective conversion price for the notes.

Anticipated key terms of the notes are as follows:

•	Interest – Interest on the notes will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2020. The notes will mature on June 15, 2023, unless earlier converted, repurchased or redeemed.

•	Conversion – Prior to March 15, 2023, the notes will be convertible at the option of the holders of the notes only upon the satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

•	Cash settlement of principal amount in connection with conversions – Upon conversion, the Company will pay cash up to the aggregate principal amount of the notes to be converted. At its election, the Company will also settle its conversion obligation in excess of the aggregate principal amount of the notes being converted in either cash, shares of its common stock, or a combination of cash and shares of its common stock.

•	Redemption – The notes will be redeemable, in whole or in part, for cash at the Company’s option at any time, and from time to time, on or after June 20, 2021 in certain circumstances. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

•	Limited investor put rights – Holders of the notes will have the right to require the Company to repurchase for cash all or a portion of their notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain change of control transactions or liquidation, dissolution or common stock delisting events (collectively “fundamental transactions”).

•	Conversion rate increase in certain customary circumstances – The Company will also be required to increase the conversion rate for holders who convert their notes in connection with fundamental changes and certain other corporate events or convert their notes called for redemption (or deemed called for redemption) following delivery by the Company of a notice of redemption, in either case, in certain circumstances.

The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

When issued, the notes will be the Company’s senior unsecured obligations, but will be subordinated in right of payment to the Company’s obligations to make certain redemption payments (if and when due) in respect of its Series A preferred stock.

The notes will only be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Press release, dated June 9, 2020, issued by WisdomTree Investments, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s beliefs and assumptions and on information currently available to management. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if the Company’s underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that the Company’s actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

In particular, forward-looking statements in this press release may include statements about the proposed terms of the notes, the size of the notes offering, including the option to purchase additional notes to be granted to the initial purchaser, the expected use of the proceeds from the sale of the notes and the potential effects of the repurchase transactions on the Company’s common stock and the conversion price for the notes, and other statements contained in this press release that are not historical facts. Forward-looking statements are subject to many risks and uncertainties, including without limitation, risks related to or associated with whether the Company will consummate the offering of notes on the expected terms, or at all, which could differ or change based upon market conditions or other reasons, and the other risks set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three month period ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.

Date: June 9, 2020	By:	/s/ Amit Muni
Amit Muni
Executive Vice President and Chief Financial Officer